SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              ------------

                                FORM 8-K
                              ------------

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934


                          ---------------------



                    Date of Report (Date of earliest
                      event reported) July 16, 1996



              The First of Long Island Corporation
            (Exact name of registrant as specified in its charter)



   New York                 0-12220                  11-2672906
- --------------       ------------------------       ---------------------
 (State of           (Commission File Number)          (IRS Employer
incorporation)                                        Identification No.)


        10 Glen Head Road
       Glen Head, New York                                  11545
- ----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)



                         (516) 671-4900
- --------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                         Not applicable
- ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                           Exhibit Index is on Page 8


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Items 1-4. Not Applicable.

Item 5.      Other Events.

            On July 16, 1996, the Board of Directors of The First of Long Island Corporation, a New York corporation (the "Company"), declared a dividend payable July 31, 1996 of one right (a "Right") for each outstanding share of common stock, par value $0.10 per share ("Common Stock"), of the Company held of record at the close of business on July 31, 1996 (the "Record Time") and authorized the issuance of one Right for each share of Common Stock issued thereafter and prior to the Separation Time (as hereinafter defined) and issued after the Separation Time pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of July 16, 1996 (the "Rights Agreement"), between the Company and The First National Bank of Long Island, as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one share of Common Stock for $125 (the "Exercise Price"), subject to adjustment.

            The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either being the "Separation Time"):

            (i) the tenth business day after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred); and

          (ii) the tenth business day after the first date (the "Flip-in Date") of public announcement by the Company that an Acquiring Person has become such (or such earlier or later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred);

provided, that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further, that if a tender or exchange offer referred to in clause (i) is can-


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celled,  terminated or otherwise  withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.

            For purposes of the Rights Agreement, an Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 20% or more of the outstanding shares of Common Stock, other than:

            (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company;

          (ii) any Person who is the Beneficial Owner of 20% or more of the outstanding Common Stock as of the date of the Rights Agreement or who shall become the Beneficial Owner of 20% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by the Company, until such time as such Person shall become the Beneficial Owner (other than through a dividend or stock split) of any additional shares of Common Stock;

         (iii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Stock without any plan or intent to seek or affect control of the Company, if such Person promptly enters into an irrevocable commitment promptly to divest, and thereafter promptly divests, sufficient securities such that such 20% or greater Beneficial Ownership ceases; or

          (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date,
      (B) shares owned by such Person and its Affiliates and Associates at the time of such grant, (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant and (D) shares which are held by such Person in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are beneficially owned by third Persons who are not Affiliates or Associates of such Person or acting together with such


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      Person to hold such shares, or which are held by such Person in respect of a debt previously contracted.

            The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

            The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on July 31, 2006, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into prior to a Flip-in Date (in any such case, the "Expiration Time").

            The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

            If prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public


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announcement  of an Acquiring  Person's  becoming  such (the "Stock  Acquisition
Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            Prior to the Expiration Time, the Company may not enter into, consummate or permit to occur a transaction or series of transactions after a Flip-in Date (each, a "Flip-over Transaction or Event") in which, directly or indirectly:

            (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person, or

          (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly


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      owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company, in each case until it has entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. An Acquiring Person shall be deemed to control the Company's Board of Directors when, following a Flip-in Date, the persons who were directors of the Company before the Flip-in Date shall cease to constitute a majority of the Company's Board of Directors. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

            The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) of the then outstanding Rights at a price of $0.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price, as determined by the Board of Directors of the Company.

            The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of


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the Company, including, without limitation, the right to
vote or to receive dividends.

            The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

            As of June 30, 1996 there were 5,000,000 shares of Common Stock authorized (of which [number] shares were issued and outstanding and [number] shares reserved for issuance pursuant to employee benefit plans). As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

            The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibit thereto.

            The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibit thereto.

Item 6.      Not Applicable.

Item 7.      Exhibits.

     (4) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise.

    (99) Press release, dated July 16, 1996, issued by the Company.





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                                SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            The First of Long Island
                                    Corporation



                                    By /s/ J. WILLIAM JOHNSON
                                       ---------------------------
                                       Name:  J. William Johnson
                                       Title: Chairman and Chief
                                                Executive Officer



Date:  July 29, 1996



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                                EXHIBIT INDEX

                                                  Sequentially
Exhibit No.                   Description         Numbered Page

  (4)               Shareholder Protection             *
                    Rights Agreement,  dated as
                    of July 16, 1996 (the "Rights
                    Agreement"), between The
                    First of Long Island
                    Corporation and The First
                    National Bank of Long Island,
                    as Rights Agent.


 (99)               Press release, dated July          10
                    16, 1996, issued by the
                    Company.





- ----------------
* Incorporated by reference to Exhibit (1) of the Registration Statement on Form 8-A of The First of Long Island Corporation filed on July , 1996.


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